UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                            Washington, DC 20549-1004



                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934



        Date of Report (Date of earliest event reported) January 4, 2006



                           GENERAL MOTORS CORPORATION
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)



             STATE OF DELAWARE                  1-143           38-0572515
             -----------------                  -----           ----------
         (State or other jurisdiction of     (Commission     (I.R.S. Employer
         Incorporation or Organization)      File Number)   Identification No.)

      300 Renaissance Center, Detroit, Michigan                  48265-3000
      -----------------------------------------                  ----------
      (Address of Principal Executive Offices)                   (Zip Code)




        Registrant's telephone number, including area code (313) 556-5000
                                                           --------------








================================================================================
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR
    240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01.  OTHER EVENTS

On January 4, 2006 General Motors Corporation (GM) issued a news release announcing December 2005 sales. The release is as follows:

GM Reports 392,041 Deliveries in December

Chevrolet Reclaims Industry Sales Leadership for First Time Since 1986
GM Posts Best Full-Size Pickup Sales in Industry Since 1978
GM Continues Luxury Brand Sales Momentum
HUMMER Caps Record Year with Best-Ever Monthly Sales; Fastest-Growing Brand in U.S.
Saturn Calendar Year Sales Improvement Led by New Vue


DETROIT - GM in 2005 posted several significant records that point to strong consumer acceptance of its new products. Chevrolet, led by strong full-size pickup and launch vehicle sales, was the best-selling vehicle brand in the United States for the first time since 1986. HUMMER had a record sales year and was the industry's fastest-growing brand. Saturn ended the year with improved sales (up 1 percent), setting the stage for 2006, when it will double its product lineup with three all-new vehicles.

General Motors dealers in the United States sold 392,041 new cars and trucks in December, down 10 percent from the same month a year ago. Car sales were down 19 percent and truck sales were off 5 percent. Total sales were up 29 percent compared to November levels. Calendar year sales (4,517,730) were down 4 percent, with car sales off 7 percent and truck deliveries down 2 percent.

"We're thrilled that consumers voted with their pocketbook and made Chevrolet the number one U.S. brand in 2005," said Mark LaNeve, vice president, GM North America Vehicle Sales, Service and Marketing. "But we're not going to spend time celebrating this accomplishment. We're headed right back to the important business of introducing 19 new vehicles this year and providing buyers with an industry-leading sales and service experience."

Chevrolet's results were paced by full-size pickup sales and the introduction of the new Impala, Equinox, HHR and Cobalt. Over the last five years, driven by consumer response to its revamped product lineup, Chevrolet closed an 850,000-unit sales gap with the competition, a notable accomplishment given the increasingly competitive nature of the U.S. auto industry. Chevrolet's continuing strong truck sales and the introduction of important entry-level vehicles were key to this achievement. Chevrolet's new entry-level vehicles, the Equinox, HHR, Cobalt and Aveo, increased sales by more than 100,000 units in 2005.

GM posted exceptionally strong full-size pickup sales in December and ended the year with 998,654 deliveries, less than 1,500 units below the 1 million-unit sales benchmark. This was the industry's second-best-ever annual sales performance for full-size pickups, falling just short of the previous GM record set in 1978 (1,010,688).

In 2005, GM once again experienced a sales increase for all of its luxury brands. Sales of GM luxury vehicles grew by more than 100,000 units between 2000 and 2005. Cadillac in 2005 had its fourth consecutive year of sales increases and its best sales performance since 1990, led by record CTS, DTS and STS sales. Saab achieved a year-over-year sales improvement in 2005. HUMMER capped record 2005 sales with its best-ever monthly sales and the distinction of being the fastest growing brand in the industry. Positive consumer reaction to the new H3 drove HUMMER's December sales up 112 percent. Calendar-year deliveries were 93 percent greater than last year.

Saturn sales for December were up 13 percent and calendar year deliveries rose 1 percent. The new Vue led this improvement, with sales gains in seven months in 2005. Vue's December sales were up 35 percent and calendar year sales rose 6 percent. Consumers in 2006 will have more choices in the Saturn portfolio, when it doubles its product lineup and introduces three all-new products, the Aura, Sky and Outlook, each featuring Saturn's dynamic and inviting design.

"While December was a difficult comparison for us and other manufacturers, by any measure it still was a solid sales month," LaNeve added. "We're particularly pleased with the recovery in our sport utility and full-size pickup business. It gives us renewed confidence as we prepare to launch new vehicles into these key segments in 2006."

Certified Used Vehicles

Total 2005 sales for GM Certified Used Vehicles, the industry's top-selling manufacturer-certified brand, were a category record 455,498 units, up 1.3 percent from 2004. This marks the fourth consecutive year that GM Certified Used Vehicles set an all-time annual sales record for the segment. GM Certified Used Vehicles posted sales of 38,850 units in December, down 3.6 percent from record monthly results posted in December 2004. Chevrolet continues to be the industry's top-selling single-make certified brand with total 2005 sales of 292,301 units.

December 2005 sales for all certified GM brands, including GM Certified Used Vehicles, Cadillac Certified Pre-Owned Vehicles, Used Cars from Saturn and Saab Certified Pre-Owned Vehicles, were 44,372 units, down 6 percent from last December. Cadillac Certified total 2005 sales were 38,595, up 5.5 percent over 2004. Total 2005 certified GM sales were 532,379 units, comparable to last year's total.

Cadillac Certified Pre-Owned Vehicles posted December sales of 3,332 units, down 8 percent. Used Cars from Saturn sold 1,632 units in December, down 39 percent, while Saab Certified Pre-Owned Vehicles sold 558 units, down 10 percent.

"GM Certified Used Vehicles, the industry's top selling certified brand, set a new annual sales record for the manufacturer-certified pre-owned segment for the fourth consecutive year, up more than 1 percent from last year's all-time high for the category," LaNeve said. "Certified GM brands again led all manufacturers with 2005 sales of 532,379 units, and we look forward to growing our leadership position in the certified segment in 2006."

GM North America Reports December and Fourth Quarter 2005 Production, 2006 First-Quarter Production Forecast Remains Unchanged

In December, GM North America produced 361,000 vehicles (140,000 cars and 221,000 trucks). This is down 39,000 units from December 2004, when the region produced 400,000 vehicles (148,000 cars and 252,000 trucks). Production totals include joint venture production of 24,000 vehicles in December 2005 and 20,000 vehicles in December 2004.

GM North America produced 1.281 million vehicles (483,000 cars and 798,000 trucks) in the fourth quarter of 2005. This is up 3,700 units over fourth quarter 2004 production. In the fourth quarter of 2004, the region produced
1.277 million vehicles (466,000 cars and 811,000 trucks). Additionally, the region's 2006 first-quarter production forecast remains unchanged at 1.25 million vehicles (505,000 cars and 745,000 trucks). In the first quarter of 2005, the region produced 1.183 million vehicles (470,000 cars and 713,000 trucks).

GM also announced revised 2005 fourth-quarter and 2006 first-quarter production forecasts for its international regions.

GM Europe - GM Europe's 2005 fourth-quarter production forecast remains unchanged at 443,000 vehicles. In the fourth quarter of 2004, GM Europe built 442,000 vehicles. GM Europe's revised 2006 first-quarter production estimate is 497,000 vehicles, down 28,000 units from last month's guidance. In the first quarter of 2005, the region built 502,000 vehicles.

GM Asia Pacific - GM Asia Pacific's revised 2005 fourth-quarter production forecast is 482,000 vehicles, up 35,000 units from last month's guidance. In the fourth quarter of 2004, the region built 386,000 vehicles. GM Asia Pacific's revised 2006 first-quarter production estimate is 411,000 vehicles, down 26,000 units from last month's guidance. In the first quarter of 2005, the region built 335,000 vehicles.

GM Latin America, Africa and the Middle East - The region's revised 2005 fourth-quarter production estimate is 189,000 vehicles, down 1,000 units from last month's guidance. In the fourth quarter of 2004, the region built 200,000 vehicles. The region's revised 2006 first-quarter production estimate is 201,000 vehicles, up 4,000 units from last month's guidance. In the first quarter of 2005, the region built 184,000 vehicles.

General Motors Corp. (NYSE: GM), the world's largest automaker, has been the global industry sales leader since 1931. Founded in 1908, GM today employs about 325,000 people around the world. It has manufacturing operations in 32 countries and its vehicles are sold in 200 countries. GM's global headquarters are at the GM Renaissance Center in Detroit. More information on GM can be found at www.gm.com.

Note: GM sales and production results are available on GM Media OnLine at http://media.gm.com by clicking on News, then Sales/Production. In this press release and related comments by General Motors management, our use of the words "expect," "anticipate," "estimate," "forecast," "objective," "plan," "goal" and similar expressions is intended to identify forward looking statements. While these statements represent our current judgment on what the future may hold, and we believe these judgments are reasonable, actual results may differ materially due to numerous important factors that are described in GM's most recent report on SEC Form 10-K (at page II-20) which may be revised or supplemented in subsequent reports on SEC Forms 10-Q and 8-K. Such factors include, among others, the following: changes in economic conditions, currency exchange rates or political stability; shortages of fuel, labor strikes or work stoppages; market acceptance of the corporation's new products; significant changes in the competitive environment; changes in laws, regulations and tax rates; and, the ability of the corporation to achieve reductions in cost and employment levels to realize production efficiencies and implement capital expenditures at levels and times planned by management.


                                      # # #

Detroit -- General Motors dealers in the United States today reported the following vehicle sales:

-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                              December                  January - December
-------------------------------------------------------------------------------
 Curr S/D:   27                          % Chg
 Prev S/D:   27         2005      2004   per S/D       2005       2004    %Chg
-------------------------------------------------------------------------------
Vehicle Total        392,041   437,161    -10.3   4,517,730  4,707,416    -4.0
-------------------------------------------------------------------------------
Car Total            131,687   163,294    -19.4   1,751,921  1,885,199    -7.1
-------------------------------------------------------------------------------
Truck Total          260,354   273,867     -4.9   2,765,809  2,822,217    -2.0
-------------------------------------------------------------------------------
Light Truck Total    252,933   265,430     -4.7   2,702,464  2,770,260    -2.4
-------------------------------------------------------------------------------
Light Vehicle Total  384,620   428,724    -10.3   4,454,385  4,655,459    -4.3
-------------------------------------------------------------------------------


-------------------------------------------------------------------------------
    Market Division
     Vehicle Total                                    Calendar Year-to-Date
                              December                  January - December
-------------------------------------------------------------------------------
                                         % Chg
                        2005      2004   per S/D       2005       2004    %Chg
-------------------------------------------------------------------------------
Buick                 22,002    26,241    -16.2     282,288    309,639    -8.8
Cadillac              22,946    27,324    -16.0     235,002    234,217     0.3
Chevrolet            231,628   262,633    -11.8   2,669,932  2,763,238    -3.4
GMC                   50,688    61,192    -17.2     566,322    602,064    -5.9
HUMMER                 8,079     3,814    111.8      56,727     29,345    93.3
Oldsmobile                67       553    -87.9       1,866     28,851   -93.5
Other - Isuzu          2,432     2,744    -11.4      15,787     15,707     0.5
Pontiac               36,288    35,843      1.2     437,806    474,179    -7.7
Saab                   2,766     3,421    -19.1      38,343     38,159     0.5
Saturn                15,145    13,396     13.1     213,657    212,017     0.8
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
Sales of Domestically Produced Vehicles
-------------------------------------------------------------------------------
Car                  125,207   150,054    -16.6   1,636,175  1,776,829    -7.9
-------------------------------------------------------------------------------
Light Truck          252,933   265,430     -4.7   2,702,464  2,770,260    -2.4
-------------------------------------------------------------------------------

Twenty-seven selling days for the December period this year and twenty-seven for last year.


*American Isuzu Motors, Inc., dealer sales of commercial vehicles distributed by General Motors Corporation as reported to General Motors by American Isuzu Motors, Inc.

                                      2-1P
                       GM Car Deliveries - (United States)
                                  December 2005
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                              December                  January - December
-------------------------------------------------------------------------------
                                         % Chg
                        2005      2004   per S/D       2005       2004    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        27        27
-------------------------------------------------------------------------------
Century                   48     1,780    -97.3       6,504     67,264   -90.3
LaCrosse               6,790     6,663      1.9      92,669     10,995   742.8
LeSabre                1,036     8,385    -87.6      75,369    114,157   -34.0
Lucerne                5,812         0    ***.*       8,821          0   ***.*
Park Avenue               17       710    -97.6       2,175     17,138   -87.3
Regal                      9       304    -97.0         602     13,775   -95.6
      Buick Total     13,712    17,842    -23.1     186,140    223,329   -16.7
-------------------------------------------------------------------------------
CTS                    7,553     6,258     20.7      61,512     57,211     7.5
DeVille                  264     6,456    -95.9      38,661     68,195   -43.3
DTS                    5,261         0    ***.*      23,322          0   ***.*
Eldorado                   0         0    ***.*           0          7   ***.*
Seville                    2        69    -97.1         137      3,386   -96.0
STS                    3,199     3,171      0.9      33,497      9,484   253.2
XLR                      264       342    -22.8       3,730      3,665     1.8
     Cadillac Total   16,543    16,296      1.5     160,859    141,948    13.3
-------------------------------------------------------------------------------
Aveo                   3,379     6,867    -50.8      68,085     56,642    20.2
Camaro                     0         0    ***.*           0        127   ***.*
Cavalier                  94     8,754    -98.9      18,960    195,275   -90.3
Classic                    1     6,636    ***.*      42,358     88,211   -52.0
Cobalt                16,828     4,507    273.4     212,667      4,959   ***.*
Corvette               3,271     2,897     12.9      32,489     35,276    -7.9
Impala                22,186    28,380    -21.8     246,481    290,259   -15.1
Malibu                14,198    22,154    -35.9     203,503    179,806    13.2
Monte Carlo            2,573     5,101    -49.6      33,562     57,679   -41.8
Prizm                      0         0    ***.*           0          5   ***.*
SSR                      574     1,110    -48.3       8,107      9,648   -16.0
    Chevrolet Total   63,104    86,406    -27.0     866,212    917,887    -5.6
-------------------------------------------------------------------------------
Alero                     49       415    -88.2       1,382     20,156   -93.1
Aurora                     0         7    ***.*          18        206   -91.3
Intrigue                   0         0    ***.*           0         55   ***.*
    Oldsmobile Total      49       422    -88.4       1,400     20,417   -93.1
-------------------------------------------------------------------------------
Bonneville               269     1,580    -83.0      10,037     29,852   -66.4
Firebird                   0         0    ***.*           0        109   ***.*
G6                    12,642     6,687     89.1     124,844     16,185   671.4
Grand Am                 152     2,849    -94.7      31,613    133,707   -76.4
Grand Prix             7,712    10,505    -26.6     122,398    131,551    -7.0
GTO                      801     2,952    -72.9      11,590     13,569   -14.6
Solstice               2,746         0    ***.*       5,445          0   ***.*
Sunfire                  296     3,611    -91.8      25,114     36,095   -30.4
Vibe                   4,611     4,119     11.9      64,271     58,894     9.1
     Pontiac Total    29,229    32,303     -9.5     395,312    419,962    -5.9
-------------------------------------------------------------------------------
9-2X                      54       438    -87.7       5,940      1,788   232.2
9-3                    1,952     2,495    -21.8      24,108     27,322   -11.8
9-5                      294       488    -39.8       6,023      9,049   -33.4
       Saab Total      2,300     3,421    -32.8      36,071     38,159    -5.5
-------------------------------------------------------------------------------
ION                    6,745     5,986     12.7     100,891    104,044    -3.0
Saturn L Series            5       618    -99.2       5,036     19,453   -74.1
Saturn S Series            0         0    ***.*           0          0   ***.*
      Saturn Total     6,750     6,604      2.2     105,927    123,497   -14.2
-------------------------------------------------------------------------------
        GM Total     131,687   163,294    -19.4   1,751,921  1,885,199    -7.1
-------------------------------------------------------------------------------
                     GM Car Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   125,207   150,054    -16.6   1,636,175  1,776,829    -7.9
-------------------------------------------------------------------------------
GM Import              6,480    13,240    -51.1     115,746    108,370     6.8
-------------------------------------------------------------------------------
        GM Total     131,687   163,294    -19.4   1,751,921  1,885,199    -7.1
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      2-1P
                       GM Car Deliveries - (United States)
                                  December 2005
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                              December                  January - December
-------------------------------------------------------------------------------
                                         % Chg
                        2005      2004   per S/D       2005       2004    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        27        27
-------------------------------------------------------------------------------
          GM Car Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total           13,712    17,842    -23.1     186,140    223,329   -16.7
Cadillac Total        16,543    16,296      1.5     160,859    141,948    13.3
Chevrolet Total       59,725    79,539    -24.9     798,127    861,245    -7.3
Oldsmobile Total          49       422    -88.4       1,400     20,417   -93.1
Pontiac Total         28,428    29,351     -3.1     383,722    406,393    -5.6
Saturn Total           6,750     6,604      2.2     105,927    123,497   -14.2
     GM North America
       Total*        125,207   150,054    -16.6   1,636,175  1,776,829    -7.9
===============================================================================
Chevrolet Total        3,379     6,867    -50.8      68,085     56,642    20.2
Pontiac Total            801     2,952    -72.9      11,590     13,569   -14.6
Saab Total             2,300     3,421    -32.8      36,071     38,159    -5.5
     GM Import Total   6,480    13,240    -51.1     115,746    108,370     6.8
-------------------------------------------------------------------------------
                   GM Vehicle Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total           22,002    26,241    -16.2     282,288    309,639    -8.8
Cadillac Total        22,946    27,324    -16.0     235,002    234,217     0.3
Chevrolet Total      231,628   262,633    -11.8   2,669,932  2,763,238    -3.4
GMC Total             50,688    61,192    -17.2     566,322    602,064    -5.9
HUMMER Total           8,079     3,814    111.8      56,727     29,345    93.3
Oldsmobile Total          67       553    -87.9       1,866     28,851   -93.5
Other-Isuzu Total      2,432     2,744    -11.4      15,787     15,707     0.5
Pontiac Total         36,288    35,843      1.2     437,806    474,179    -7.7
Saab Total             2,766     3,421    -19.1      38,343     38,159     0.5
Saturn Total          15,145    13,396     13.1     213,657    212,017     0.8
     GM Total        392,041   437,161    -10.3   4,517,730  4,707,416    -4.0
-------------------------------------------------------------------------------
* Includes US/Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  December 2005
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                              December                  January - December
-------------------------------------------------------------------------------
                                         % Chg
                         2005      2004   per S/D      2005       2004    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        27        27
-------------------------------------------------------------------------------
Rainier                1,114     2,586    -56.9      15,271     24,134   -36.7
Rendezvous             5,535     4,445     24.5      60,589     60,039     0.9
Terraza                1,641     1,368     20.0      20,288      2,137   849.4
    Total Buick        8,290     8,399     -1.3      96,148     86,310    11.4
-------------------------------------------------------------------------------
Escalade               2,595     4,569    -43.2      29,876     36,994   -19.2
Escalade ESV           1,179     1,905    -38.1      13,502     15,618   -13.5
Escalade EXT             557       979    -43.1       7,766      9,638   -19.4
SRX                    2,072     3,575    -42.0      22,999     30,019   -23.4
  Total Cadillac       6,403    11,028    -41.9      74,143     92,269   -19.6
-------------------------------------------------------------------------------
Astro                    255     3,461    -92.6      19,215     34,564   -44.4
C/K Suburban(Chevy)    7,966    12,470    -36.1      87,011    119,545   -27.2
Chevy C/T Series          46        28     64.3         280        355   -21.1
Chevy W Series           455       388     17.3       3,013      2,772     8.7
Colorado               8,828    12,726    -30.6     128,359    117,475     9.3
Equinox                9,867    12,274    -19.6     130,542     84,024    55.4
Express Cutaway/G Cut  2,096     2,440    -14.1      19,553     21,332    -8.3
Express Panel/G Van    9,707     8,758     10.8      88,522     74,538    18.8
Express/G Sportvan     1,383     1,583    -12.6      19,510     18,692     4.4
HHR                    8,721         0    ***.*      41,011          0   ***.*
Kodiak 4/5 Series      1,337     1,278      4.6      11,074      9,323    18.8
Kodiak 6/7/8 Series      486       361     34.6       4,441      3,420    29.9
S/T Blazer                60       876    -93.2       4,936     32,950   -85.0
S/T Pickup                 0        96    ***.*         149     10,014   -98.5
Tahoe                 14,906    16,838    -11.5     152,305    186,161   -18.2
Tracker                    1       288    -99.7         474     14,898   -96.8
TrailBlazer           23,736    25,870     -8.2     244,150    283,484   -13.9
Uplander               4,967     2,441    103.5      72,980      3,948   ***.*
Venture                   78     1,680    -95.4       7,029     66,522   -89.4
................................................................................
     Avalanche         4,859     6,592    -26.3      63,186     80,566   -21.6
     Silverado-C/K
       Pickup         68,770    65,779      4.5     705,980    680,768     3.7
Chevrolet Fullsize
  Pickups             73,629    72,371      1.7     769,166    761,334     1.0
................................................................................
  Chevrolet Total    168,524   176,227     -4.4   1,803,720  1,845,351    -2.3
-------------------------------------------------------------------------------
Canyon                 2,322     3,288    -29.4      34,845     27,193    28.1
Envoy                  8,685    10,166    -14.6     107,862    134,897   -20.0
GMC C/T Series            29        27      7.4         212        384   -44.8
GMC W Series             840       786      6.9       6,395      5,666    12.9
Safari (GMC)              33       840    -96.1       3,436      8,345   -58.8
Savana Panel/G Classic 1,926     2,791    -31.0      21,106     21,103     0.0
Savana Special/G Cut     461     1,287    -64.2      11,458     18,131   -36.8
Savana/Rally             227       240     -5.4       2,201      2,468   -10.8
Sierra                21,331    23,415     -8.9     229,488    213,756     7.4
Sonoma                     0        50    ***.*          66      3,303   -98.0
Topkick 4/5 Series     1,031       869     18.6      14,397      6,441   123.5
Topkick 6/7/8 Series     765     1,956    -60.9       7,746      7,889    -1.8
Yukon                  7,013     7,781     -9.9      73,458     86,571   -15.1
Yukon XL               6,025     7,696    -21.7      53,652     65,917   -18.6
     GMC Total        50,688    61,192    -17.2     566,322    602,064    -5.9
-------------------------------------------------------------------------------
HUMMER H1                 35        57    -38.6         374        447   -16.3
HUMMER H2              2,109     3,757    -43.9      23,213     28,898   -19.7
HUMMER H3              5,935         0    ***.*      33,140          0   ***.*
   HUMMER Total        8,079     3,814    111.8      56,727     29,345    93.3
-------------------------------------------------------------------------------
Bravada                   16        62    -74.2         327      1,973   -83.4
Silhouette                 2        69    -97.1         139      6,461   -97.8
 Oldsmobile Total         18       131    -86.3         466      8,434   -94.5
-------------------------------------------------------------------------------
Other-Isuzu F Series     266       242      9.9       1,505      1,389     8.4
Other-Isuzu H Series      22         0    ***.*          79          0   ***.*
Other-Isuzu N Series   2,144     2,502    -14.3      14,203     14,318    -0.8
 Other-Isuzu Total     2,432     2,744    -11.4      15,787     15,707     0.5
-------------------------------------------------------------------------------
Aztek                    131     1,399    -90.6       5,020     20,588   -75.6
Montana                   90       773    -88.4       3,732     31,411   -88.1
Montana SV6            2,517     1,368     84.0      23,439      2,218   956.8
Torrent                4,321         0    ***.*      10,303          0   ***.*
   Pontiac Total       7,059     3,540     99.4      42,494     54,217   -21.6
-------------------------------------------------------------------------------
9-7X                     466         0    ***.*       2,272          0   ***.*
    Saab Total           466         0    ***.*       2,272          0   ***.*
-------------------------------------------------------------------------------
Relay                    694     1,090    -36.3      15,758      1,563   908.2
VUE                    7,701     5,702     35.1      91,972     86,957     5.8
   Saturn Total        8,395     6,792     23.6     107,730     88,520    21.7
-------------------------------------------------------------------------------
     GM Total        260,354   273,867     -4.9   2,765,809  2,822,217    -2.0
-------------------------------------------------------------------------------
                    GM TRUCK Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   257,643   270,977     -4.9   2,746,010  2,803,216    -2.0
-------------------------------------------------------------------------------
GM Import              2,711     2,890     -6.2      19,799     19,001     4.2
-------------------------------------------------------------------------------
     GM Total        260,354   273,867     -4.9   2,765,809  2,822,217    -2.0
-------------------------------------------------------------------------------
               GM Light Duty Truck Deliveries by Production Source
-------------------------------------------------------------------------------
GM North America *   252,933   265,430     -4.7   2,702,464  2,770,260    -2.4
-------------------------------------------------------------------------------
GM Import                  0         0    ***.*           0          0   ***.*
-------------------------------------------------------------------------------
     GM Total        252,933   265,430     -4.7   2,702,464  2,770,260    -2.4
-------------------------------------------------------------------------------
* Includes U.S./Canada/Mexico

                                      3-1P
                      GM Truck Deliveries - (United States)
                                  December 2005
-------------------------------------------------------------------------------
                                                      Calendar Year-to-Date
                              December                  January - December
-------------------------------------------------------------------------------
                                         % Chg
                         2005      2004   per S/D      2005       2004    %Chg
-------------------------------------------------------------------------------
Selling Days (S/D)        27        27
-------------------------------------------------------------------------------
        GM TRUCK Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            8,290     8,399     -1.3      96,148     86,310    11.4
Cadillac Total         6,403    11,028    -41.9      74,143     92,269   -19.6
Chevrolet Total      168,269   175,964     -4.4   1,801,596  1,843,655    -2.3
GMC Total             50,004    60,614    -17.5     560,999    597,468    -6.1
HUMMER Total           8,079     3,814    111.8      56,727     29,345    93.3
Oldsmobile Total          18       131    -86.3         466      8,434   -94.5
Other-Isuzu Total        660       695     -5.0       3,435      2,998    14.6
Pontiac Total          7,059     3,540     99.4      42,494     54,217   -21.6
Saab Total               466         0    ***.*       2,272          0   ***.*
Saturn Total           8,395     6,792     23.6     107,730     88,520    21.7
    GM North America
      Total*         257,643   270,977     -4.9   2,746,010  2,803,216    -2.0
-------------------------------------------------------------------------------
Chevrolet Total          255       263     -3.0       2,124      1,696    25.2
GMC Total                684       578     18.3       5,323      4,596    15.8
Other-Isuzu Total      1,772     2,049    -13.5      12,352     12,709    -2.8
    GM Import Total    2,711     2,890     -6.2      19,799     19,001     4.2
-------------------------------------------------------------------------------
     GM Light Truck Deliveries by Production Source and Marketing Division
-------------------------------------------------------------------------------
Buick Total            8,290     8,399     -1.3      96,148     86,310    11.4
Cadillac Total         6,403    11,028    -41.9      74,143     92,269   -19.6
Chevrolet Total      166,200   174,172     -4.6   1,784,912  1,829,481    -2.4
GMC Total             48,023    57,554    -16.6     537,572    581,684    -7.6
HUMMER Total           8,079     3,814    111.8      56,727     29,345    93.3
Oldsmobile Total          18       131    -86.3         466      8,434   -94.5
Pontiac Total          7,059     3,540     99.4      42,494     54,217   -21.6
Saab Total               466         0    ***.*       2,272          0   ***.*
Saturn Total           8,395     6,792     23.6     107,730     88,520    21.7
    GM North America
      Total*         252,933   265,430     -4.7   2,702,464  2,770,260    -2.4
-------------------------------------------------------------------------------

                 GM Light Truck Deliveries by Marketing Division
-------------------------------------------------------------------------------
Buick Total            8,290     8,399     -1.3      96,148     86,310    11.4
Cadillac Total         6,403    11,028    -41.9      74,143     92,269   -19.6
Chevrolet Total      166,200   174,172     -4.6   1,784,912  1,829,481    -2.4
GMC Total             48,023    57,554    -16.6     537,572    581,684    -7.6
HUMMER Total           8,079     3,814    111.8      56,727     29,345    93.3
Oldsmobile Total          18       131    -86.3         466      8,434   -94.5
Pontiac Total          7,059     3,540     99.4      42,494     54,217   -21.6
Saab Total               466         0    ***.*       2,272          0   ***.*
Saturn Total           8,395     6,792     23.6     107,730     88,520    21.7
    GM Total         252,933   265,430     -4.7   2,702,464  2,770,260    -2.4
-------------------------------------------------------------------------------

* Includes US/Canada/Mexico

                       GM Production Schedule - 01/04/06



                        GMNA
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car1 Truck1  Total   GME2   GMLAAM3   GMAP4  Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
-------------  ------------------- ------   -------   -----    ------
2005 Q4 #        483   798   1,281    443      189     482      2,395    14    68      438
O/(U) prior
forecast:@         0     1       1      0       (1)     35         35     0     0       40
-------------  ------------------- ------   -------   -----    ------
=======================================================================================================
                        GMNA
                -------------------                            Total    GMNA 1      International 5
Units 000s      Car  Truck   Total   GME    GMLAAM    GMAP   Worldwide   Car  Truck
                ---- ------  ------  ----   -------   -----  ---------   ---- -----
   2001
1st Qtr.         580   634   1,214    538      138      51      1,941    18     9       NA
2nd Qtr.         638   726   1,364    491      165      64      2,084    13    16       NA
3rd Qtr.         574   664   1,238    373      146      74      1,832    11    15       NA
4th Qtr.         573   721   1,294    441      127      67      1,929     9    16       NA
    CY         2,365 2,745   5,110  1,842      575     256      7,786    51    56       NA

   2002
1st Qtr.         600   753   1,353    456      131      65      2,005    11    11       NA
2nd Qtr.         688   865   1,553    453      141      74      2,221    15    17       NA
3rd Qtr.         568   740   1,308    408      132      87      1,935    19    20       NA
4th Qtr.         602   824   1,426    453      157      81      2,117    14    25       NA
    CY         2,458 3,182   5,640  1,770      561     307      8,278    59    73       NA

   2003
1st Qtr.         591   860   1,451    491      127      77      2,146    19    24       NA
2nd Qtr.         543   837   1,380    488      128      90      2,086    19    24       NA
3rd Qtr.         492   753   1,245    393      135     120      1,893    20    17       NA
4th Qtr.         558   827   1,385    446      157     133      2,121    16    20       NA
    CY         2,184 3,277   5,461  1,818      547     420      8,246    74    85       NA

   2004
1st Qtr.         525   820   1,345    473      159     296      2,273    19    19      247
2nd Qtr.         543   846   1,389    503      172     337      2,401    18    48      284
3rd Qtr.         463   746   1,209    411      185     314      2,119    16    43      261
4th Qtr.         466   811   1,277    442      200     386      2,305    17    47      324
    CY         1,997 3,223   5,220  1,829      716   1,333      9,098    70   158    1,116

   2005
1st Qtr.         470   713   1,183    502      184     335      2,204    16    51      287
2nd Qtr.         458   789   1,247    501      195     398      2,341    17    49      337
3rd Qtr.         423   723   1,146    412      207     409      2,174    15    50      344
4th Qtr. #       483   798   1,281    443      189     482      2,395    14    68      438
   CY #        1,834 3,023   4,857  1,858      775   1,624      9,114    62   218    1,406

   2006
1st Qtr. #       505   745   1,250    497      201     411      2,359    18    65      194
              ------------------- ------- ---------- -------  ---------

See notes next page.

@  Numbers may vary due to rounding
#  Denotes estimate

1 GMNA includes joint venture production - NUMMI units included in GMNA Car; HUMMER and CAMI units included in GMNA Truck
2  GME includes GM-AvtoVAZ joint venture production beginning in Q1 2004
3 GMLAAM includes GM Egypt joint venture from 2001 through current calendar years
4 GMAP includes joint venture production: Shanghai GM Norsom Motors (formerly Jinbei GM) and Shanghai GM beginning in 2000 and SAIC-GM-Wuling and GM Daewoo Auto Technologies (GMDAT) beginning in Q1 2004
5 International joint venture production includes GM-AvtoVAZ, GM Egypt, Shanghai GM Norsom Motors, Shanghai GM, SAIC-GM-Wuling, and GMDAT

This report is governed by the Safe Harbor language found in the Terms and Conditions on the GM Institutional Investor website.




                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          GENERAL MOTORS CORPORATION
                                          --------------------------
                                          (Registrant)


Date:  January 4, 2006               By:  /s/PETER R. BIBLE
                                     ---  -----------------
                                          (Peter R. Bible,
                                           Chief Accounting Officer)